SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003

                               KRONOS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     0-20109
                            (Commission file number)


        Massachusetts                                     04-2640942
(State or other jurisdiction of                        (I.R.S. Employer
incorporation)                                       Identification Number)


                               297 Billerica Road
                              Chelmsford, MA 01824
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 250-9800

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not Applicable

(b)      Pro Forma Financial Information

         Not Applicable

(c)      Exhibits

         Exhibit No.      Description
         -----------      -----------

         99.1             Press release of Kronos Incorporated dated
                          July 24, 2003


ITEM 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On July 24, 2003, Kronos Incorporated announced its financial results for the third quarter ended June 28, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 24, 2003



                                   KRONOS INCORPORATED

                                   By:   /s/  Paul A. Lacy
                                   -----------------------------------------
                                              Paul A. Lacy
                                   Executive Vice President, Chief Financial
                                   and Administrative Officer
                                   (Duly Authorized Officer and Principal
                                   Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release of Kronos Incorporated dated July 24, 2003


--------------------------------------------------------------------------------



                                                                   Exhibit 99.1



For Immediate Release                  Kronos Contact:   Paul Lacy
                                                         (978) 947-4944
                                                         placy@kronos.com



            Kronos(R)REPORTS RESULTS FOR THIRD QUARTER OF FISCAL 2003


CHELMSFORD, Mass., July 24, 2003 -- Kronos(R) Incorporated (Nasdaq: KRON), today reported that net income for the third quarter of Fiscal 2003 rose 29 percent to $8.4 million, or $.41 per diluted share, as compared to $6.5 million, or $.32 per diluted share, for the same period a year ago. Revenue for the third quarter rose 13 percent to $98.2 million as compared to $87.1 million for the same period a year ago.

For the nine-month period, net income rose 23 percent to $22.7 million, as compared to $18.5 million for the same period last year. For the nine-month period, revenue rose 17 percent to $284.4 million as compared to $243.1 million for the first nine months of the prior year.

"The bottom line is that Kronos is growing by delivering what customers need today: low-cost, high-impact applications that have been demonstrated to improve productivity and reduce costs in the workplace," said Mark S. Ain, Kronos' chief executive officer. "Our company remains financially strong, and our people remain focused on delivering a broad range of employee relationship management solutions and superb customer service."

This marks Kronos' 94th consecutive quarter of revenue growth compared to the same period in the previous year, and 65th consecutive quarter of profitability (Note 1). Kronos' balance sheet remains strong, with $103.1 million in cash and investments and no debt. Total deferred maintenance, professional services and product revenue at the end of the quarter was $119.3 million. Cash flow from operations was $13.1 million for the quarter compared to $8.2 million for the same period last year. For the nine-month period, cash flow from operations was $53.2 million compared to $42.7 million for the same period last year. Days sales outstanding (DSO) for accounts receivable was 65 days at the end of the quarter.

                                     (more)

During the quarter, Kronos acquired the Abra Enterprise customer base from Best Software in a move which broadened its presence in the ERM market. Kronos has assumed responsibility for providing frontline support and fulfilling maintenance obligations for these customers. "This was a very strategic, well-timed move for Kronos and another investment in our future," stated Ain. The acquisition firmly planted Kronos' stake in the market for human resources and payroll applications, while giving these customers a fresh outlook on how ERM solutions can drive cost reductions and increased productivity into their operations. Half of the customers have already given a verbal commitment to migrate to Kronos' ERM suite and many conversions are already underway. "The overwhelming response indicates that these customers see tremendous value in what we've done with our HR and payroll products and take comfort in forming a long-term relationship."

Quarterly Wins
"A record number of new customers signed contracts that were greater than $100,000 during the quarter, and our upgrade cycle continues to build momentum as existing customers seize the value of our Workforce Central suite," continued Ain. "We remain the vendor of choice for both the largest organizations in the world, as well as mid-size businesses who are looking for an affordable ERM solution from a trusted industry expert." During the quarter, Kronos closed contracts with Black & Decker Distribution, Comerica Bank, DHL Worldwide Express, Interstate Brands Corporation, Lutheran Medical Center, Manhattan Public Schools, Owens Corning, Salvation Army, Sarasota County in Florida, Tenet Healthcare, Trader Joe's, and many others.

Outlook
"It's great to be entering our fourth quarter with sustained momentum. We will continue to make sensible acquisitions, hire the best and brightest talent, and build out our ERM suite -- all wise strategies in support of our long-term growth plans," concluded Ain. "Assuming that the current economic environment continues but does not worsen, we expect to report fourth quarter revenue in the range of $106-110 million and earnings in the range of $.52-.57 per share. That guidance translates into anticipated revenue of $390-394 million for Fiscal 2003 as a whole, with earnings per share in the range of $1.62-1.67."


                                     (more)

Conference Call Webcast
Kronos senior management plans to review its third-quarter results during a conference call today beginning at 4:30 p.m. Eastern. The conference call will be webcast live at http://www.kronos.com/invest and will be available for replay purposes.

About Kronos Incorporated
Kronos Incorporated is a single-source provider of human resources, payroll, scheduling, and time and labor solutions. Kronos' best-in-class Employee Relationship Management solution enables organizations to reduce costs and increase productivity, improve employee satisfaction, align employee performance with organizational objectives, and put real-time information in the hands of decision makers. More than 40,000 organizations trust Kronos to solve their employee-centric business challenges. Learn more at www.kronos.com.

Safe Harbor Statement
This press release contains forward-looking statements that involve a number of risks and uncertainties, including the performance estimates and statements relating to earnings and revenue growth, the ability to close potential product sales transactions, the ability to realize revenues from the sales pipeline, the market acceptance of our new products, our ability to monitor and manage discretionary costs, growth in the market for our products and within the economy generally, and potential acquisitions. Among the important factors that could cause actual operating results to differ materially from those indicated by such forward-looking statements are delays in product development, including enhancements to existing products, product performance issues, competitive pressures, general economic conditions, possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangement and the risk factors detailed in the company's periodic reports and registration statements filed with the Securities and Exchange Commission. The timing of the release of new products or product enhancements will take place if and when available and at the sole discretion of Kronos.

Note 1: Excluding a one-time special charge in the second quarter of Fiscal
2001.

                                       ###


(C) 2003 Kronos Incorporated. Kronos, Workforce Central and the Kronos logo are registered trademarks of Kronos Incorporated or a related company. All other product and company names mentioned are used for identification purposes only and may be trademarks of their respective owners.

                               KRONOS INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                    UNAUDITED


                                                             Three Months Ended                     Nine Months Ended
                                                       --------------------------------      -------------------------------
                                                           June 28,          June 29,           June 28,          June 29,
                                                             2003              2002               2003              2002
                                                       ------------       -------------      -------------      ------------
Net revenues:
   Product ......................................      $     42,185       $     40,458       $    125,215       $    109,651
   Maintenance ..................................            32,826             27,104             91,477             77,478
   Professional services ........................            23,205             19,508             67,714             56,004
                                                       ------------       ------------       ------------       ------------
                                                             98,216             87,070            284,406            243,133
Cost of sales:
   Costs of product .............................            10,097             10,106             30,453             26,956
   Costs of maintenance and professional services            28,156             24,770             81,656             68,514
                                                       ------------       ------------       ------------       ------------
                                                             38,253             34,876            112,109             95,470
                                                       ------------       ------------       ------------       ------------
       Gross profit .............................            59,963             52,194            172,297            147,663
Operating expenses and other income:
   Sales and marketing ..........................            31,052             28,337             91,474             79,586
   Engineering, research and development ........             9,894              9,023             27,929             26,210
   General and administrative ...................             6,063              5,507             18,498             15,114
   Amortization of intangible assets ............               985                746              2,493              2,113
   Other income, net ............................            (1,384)            (1,378)            (3,811)            (3,667)
                                                       ------------       ------------       ------------       ------------
                                                             46,610             42,235            136,583            119,356

       Income before income taxes ...............            13,353              9,959             35,714             28,307
Provision for income taxes ......................             4,969              3,462             13,019              9,840
                                                       ------------       ------------       ------------       ------------
       Net income ...............................      $      8,384       $      6,497       $     22,695       $     18,467
                                                       ============       ============       ============       ============

Net income per common share:
       Basic ....................................      $       0.42       $       0.33       $       1.15       $       0.94
                                                       ============       ============       ============       ============
       Diluted ..................................      $       0.41       $       0.32       $       1.10       $       0.90
                                                       ============       ============       ============       ============

Weighted-average common shares outstanding:
       Basic ....................................        19,885,619         19,658,011         19,792,994         19,607,647
                                                       ============       ============       ============       ============
       Diluted ..................................        20,655,010         20,349,674         20,540,124         20,501,109
                                                       ============       ============       ============       ============

                               KRONOS INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (In thousands, except share and per share amounts)
                                    UNAUDITED


                                                                                       June 28,      September 30,
                                                                                         2003            2002
                                                                                      ----------     -------------

                                     ASSETS
Current assets:
   Cash and equivalents ........................................................      $  44,558       $  34,117
   Marketable securities .......................................................         22,118          16,096
   Accounts receivable, less allowances of $7,831 ..............................         75,084          84,128
      at June 28, 2003 and $9,697 at September 30, 2002
   Deferred income taxes .......................................................          8,327           6,893
   Other current assets ........................................................         19,165          17,835
                                                                                      ---------       ---------
           Total current assets ................................................        169,252         159,069

Property, plant and equipment, net .............................................         39,261          38,635
Marketable securities ..........................................................         36,401          24,534
Intangible assets ..............................................................         25,012          20,545
Goodwill .......................................................................         68,427          56,167
Capitalized software, net ......................................................         22,644          22,237
Other assets ...................................................................         11,287          11,837
                                                                                      ---------       ---------
           Total assets ........................................................      $ 372,284       $ 333,024
                                                                                      =========       =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................................................      $   6,550       $   6,212
   Accrued compensation ........................................................         27,465          32,674
   Accrued expenses and other current liabilities ..............................         13,571          10,831
   Deferred product revenues ...................................................          4,029           6,853
   Deferred professional service revenues ......................................         34,413          33,551
   Deferred maintenance revenues ...............................................         73,943          66,550
                                                                                      ---------       ---------
           Total current liabilities ...........................................        159,971         156,671

Deferred maintenance revenues ..................................................          6,916           8,588
Deferred income taxes ..........................................................          6,577           4,565
Other liabilities ..............................................................          3,808           3,531

Shareholders' equity:
   Preferred Stock, par value $1.00 per share:  authorized 1,000,000 shares,
      no shares issued and outstanding .........................................           --              --
   Common Stock, par value $.01 per share:  authorized 50,000,000 shares,
      20,032,082 and 19,911,952 shares issued at June 28, 2003 and September 30,
      2002, respectively .......................................................            200             199
   Additional paid-in capital ..................................................         29,084          31,494
   Retained earnings ...........................................................        165,870         143,175
   Cost of Treasury Stock (173 shares and 366,062 shares at
      June 28, 2003 and September 30, 2002, respectively) ......................             (6)        (14,020)
   Accumulated other comprehensive loss:
      Foreign currency translation .............................................             11          (1,372)
      Net unrealized (loss)/gain on available-for-sale investments .............           (147)            193
                                                                                      ---------       ---------
                                                                                           (136)         (1,179)

           Total shareholders' equity ..........................................        195,012         159,669
                                                                                      ---------       ---------
           Total liabilities and shareholders' equity ..........................      $ 372,284       $ 333,024
                                                                                      =========       =========